Exhibit 99.1

Virtusa Announces Agreement with New Mountain Vantage Advisers In Connection with
Election of Directors to Virtusa Board and Pending Acquisition by BPEA

New Mountain Board Candidate Patricia "Patty" Morrison Appointed to Board

New Mountain Enters Voting Agreement to Support Virtusa’s Proposed Acquisition by BPEA

SOUTHBOROUGH, Mass. – October 6, 2020 – Virtusa Corporation (NASDAQ GS: VRTU), a leading IT services provider that enables the digital transformation of Global 2000 enterprises by designing, building and implementing the end-to-end technology solutions that are essential to compete in a digital-first world, today announced that it has entered into an agreement with New Mountain Vantage Advisers, L.L.C. (“NMV”), which economically owns approximately 10.8 percent of Virtusa’s outstanding common stock, regarding the election of directors and Virtusa’s pending acquisition by BPEA.

Pursuant to the agreement, NMV has withdrawn its nominations for directors at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Following the Annual Meeting, which was held on October 2, 2020, the Virtusa Board has appointed Patricia "Patty" Morrison as a new independent director, effective immediately.

Additionally, NMV has entered into a voting agreement under which NMV will vote in favor of the previously announced transaction with Baring Private Equity Asia (BPEA) under which BPEA will acquire Virtusa for $51.35 per share in cash. The BPEA transaction remains on track to close in the first half of 2021.

Kris Canekeratne, Chairman and CEO of Virtusa, said, “We appreciate New Mountain’s constructive engagement with regard to this mutually beneficial agreement, and we are excited to welcome Patty Morrison to the Virtusa Board. We are also pleased to have New Mountain’s support as we work towards completing our pending transaction with BPEA and delivering maximum value to Virtusa shareholders.”

“In reaching this agreement with New Mountain, we are supplementing our Board with a distinguished new director in Patty,” said Rowland T. Moriarty, Lead Independent Director of Virtusa’s Board of Directors. "Patty will add important healthcare IT experience and diversity to the Board that will complement the areas of expertise of our existing directors. We look forward to her contributions as we continue to build on our momentum.”

“New Mountain Vantage would like to thank our fellow shareholders for their strong support at Virtusa’s 2020 Annual Meeting,” said Chad Fauser, Head of Engagement at NMV. “In light of the signed merger agreement with BPEA, we have decided to support the transaction in order to minimize any unnecessary distractions for Virtusa as it moves towards closing. We are pleased that the value of Virtusa increased substantially since the initiation of our engagement this spring. We are confident that the Virtusa Board, together with the new addition of our independent nominee Patty Morrison, will give due consideration to any superior proposals that may arise in a manner consistent with the terms of the merger agreement.”

The complete agreement will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

J.P. Morgan Securities and Citi acted as financial advisors and Goodwin Procter LLP acted as legal counsel to Virtusa.

About Patricia "Patty" Morrison

Ms. Morrison is an accomplished information technology executive with significant public board experience. Ms. Morrison most recently served as Executive Vice President, Customer Support Services and Chief Information Officer at Cardinal Health, Inc., a provider of healthcare services, from 2009 to 2018. Prior to joining Cardinal Health, Ms. Morrison was Chief Executive Officer of Mainstay Partners, a technology advisory firm, from 2008 to 2009, and Executive Vice President and Chief Information Officer at Motorola, Inc., a designer, manufacturer, marketer and seller of mobility products, from 2005 to 2008. Her previous experience also includes Chief Information Officer of Office Depot, Inc. and senior-level information technology positions at PepsiCo, Inc., The Quaker Oats Company, General Electric Company, and The Procter & Gamble Company.

Ms. Morrison has served as a director of Baxter International Inc., a global medical products company, since 2019, and of Splunk Inc., provider of the Data-to-Everything Platform, since 2013. Ms. Morrison previously served on the Board of Directors of Aramark, a global provider of food, facilities and uniform services, from 2017 to 2019.

Ms. Morrison holds a B.A. and B.S. from Miami University in Oxford, Ohio.

About Virtusa

Virtusa Corporation (NASDAQ GS: VRTU) is a leading provider of digital business strategy, digital engineering, and information technology (IT) services and solutions that enable the digital transformation of Global 2000 enterprises by imagining, building and implementing the end-to-end technology solutions that are essential to compete in a digital-first world. Virtusa partners with the leading companies in the Banking, Financial Services, Insurance, Healthcare, Communications, Media, Entertainment, Travel, Manufacturing, and Technology industries.

Virtusa helps its clients accelerate their digital and overall business transformation by providing multi-disciplinary agile teams of consultants, designers, engineers and sophisticated gamified tools. The company integrates its deep domain and digital engineering expertise with proven assets and processes embedded in its unique Digital Transformation Studio model, resulting in a high performance end to end delivery. Its core services include consulting and system design, application engineering, analytics and data, digital process automation, enterprise application integration, cloud services and managed services.

Cautionary Information Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, management's forecast of financial performance, the impact of the COVID-19 pandemic and related economic conditions on our business and results of operations, the growth of our business and management’s plans, objectives, and strategies, the company’s ability to convert its pipeline into profitable revenue growth, the company’s ability to diversify its portfolio of industries, geographies and accounts, the company’s ability to increase its operating margins, the company’s ability to increase market share as a result of its Three Pillar Strategic Plan, the company’s ability to generate long-term value for its shareholders, the company’s financial performance and the impact of its operational changes, including its completed acquisitions and divestitures, the company’s operating leverage in pursuing growth opportunities, and the company’s upcoming 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), uncertainties regarding future actions that may be taken by New Mountain in furtherance of its nomination of director candidates for election at the company’s 2020 Annual Meeting. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects and beliefs about the ability of our board of directors and management to execute on our strategy and drive shareholder value, beliefs about the ability of our board of directors and management to make decisions in the best interest of the company and all shareholders, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, those risks identified in Virtusa’s public filings with the Securities and Exchange Commission (the “SEC”), including Virtusa’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and subsequent filings with the SEC. Virtusa disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contacts

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Joele Frank, Wilkinson Brimmer Katcher

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Additional Investor Contact:

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